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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Old National Bancorp of our report dated March 10, 2000 relating to the consolidated financial statements appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
August 9, 2000